UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35471	27-4867100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2018 the board of directors (the “Board”) of the SAExploration Holdings, Inc. (the “Company”) approved and adopted, subject to effectiveness, the Company’s Amended and Restated 2018 Long Term Incentive Plan (the “Amended and Restated 2018 LTIP”), the administration of which has been delegated by the Board to the Compensation Committee of the Board (the “Compensation Committee”). On August 14, 2018, the Company received written consent (the “Consent”) from the holders (the “Consenting Stockholders”) of a majority of the shares of common stock, par value $0.0001 (the “Common Stock”) then outstanding approving and adopting, subject to effectiveness, the Amended and Restated 2018 LTIP (as well as other corporation actions described below in Item 5.07 to this Current Report on Form 8-K). The Amended and Restated 2018 LTIP was approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.12 of the Company’s Second Amended and Restated Bylaws, as amended (the “Bylaws”), which permit any action that may be taken at a meeting of the Company’s stockholders to be taken by written consent by the holders of the number of shares of Common Stock required to approve the action at a meeting at which all shares entitled to vote were present and voted. Pursuant to rules adopted by the Securities and Exchange Commission (the “Commission”), a preliminary Information Statement on Schedule 14C (the “Information Statement”) has been filed with the Commission and a definitive Information Statement will be sent to stockholders who did not execute the written consent approving the Amended and Restated 2018 LTIP. The Amended and Restated 2018 LTIP will become effective twenty calendar days following the date that the definitive Information Statement is sent.

Purpose

The Amended and Restated 2018 LTIP was originally adopted by the Board and the Company’s stockholders on January 26, 2018 and has been amended and restated to provide a means through which the Company and its subsidiaries may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation.

Eligibility

The Company’s directors, officers, employees, consultants and advisors and those of the Company’s subsidiaries, will be eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between the Company and each participant will evidence the terms of each award granted under the Amended and Restated 2018 LTIP other than any cash-based award.

Shares Subject to the Amended and Restated 2018 LTIP; Award Limitations

Subject to adjustment to reflect certain corporate transactions or changes in the Company’s capital structure, the shares that may be issued pursuant to awards will be the Common Stock subject to the following limitations: an aggregate of 35,000,000 shares of Common Stock for issuance under the Amended and Restated 2018 LTIP, which includes 27,562,430 shares of Common Stock for issuance in respect of MIP Awards (as defined below), which is equal to ten percent (10%) of the aggregate number of shares of Common Stock issued and outstanding on a fully diluted basis after giving effect to dilution from full conversion of any Company preferred shares and/or secured convertible notes convertible into shares of Common Stock (the “MIP Reserve”). No more than 100,000 shares of Common Stock may be granted in respect of incentive stock options under the Amended and Restated 2018 LTIP to any single participant during any single calendar year.

The numbers of shares of Common Stock listed in the preceding paragraph will be reduced in proportion to the exchange ratio of the Reverse Stock Split (as defined below).

Administration

The Compensation Committee will administer the Amended and Restated 2018 LTIP. Among other responsibilities, the Compensation Committee will select participants and determine the type of awards to be granted to participants, the number of shares of Common Stock to be covered by awards and the terms and conditions of awards (including exercise price, methods of payment and vesting schedules), may accelerate the vesting or exercisability of, or the lapse of restrictions on, awards, and may make any other determination and take any other action that it deems necessary or desirable to administer the Amended and Restated 2018 LTIP.

Amendment or Termination

The Amended and Restated 2018 LTIP will terminate on the tenth anniversary of the earlier of its adoption by the Company’s Board or approval by the Company’s stockholders, unless terminated earlier by the Company’s Board. No awards will be granted under the Amended and Restated 2018 LTIP after that date, but awards granted prior to that date may continue beyond such date, subject to the terms and conditions of the Amended and Restated 2018 LTIP. The Company’s Board may amend or terminate the Amended and Restated 2018 LTIP (or any portion thereof) at any time. Subject to the terms of the award agreement, the compensation committee may amend or terminate any award granted under the Amended and Restated 2018 LTIP. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements. If any amendment or termination of the Amended and Restated 2018 LTIP or award would materially and adversely affect the rights of any participant, such amendment or termination will not become effective unless the affected participant consents.

Options

The Compensation Committee may, in its discretion, grant incentive stock options and nonqualified stock options to participants. All options granted under the Amended and Restated 2018 LTIP will be nonqualified stock options unless the award agreement states that the option is an incentive stock option. Directors, officers, employees, consultants and advisors may be granted nonqualified stock options, but only employees may be granted incentive stock options. The Compensation Committee will determine the exercise price of options granted under the Amended and Restated 2018 LTIP. Subject to certain exceptions, the exercise price of an incentive or nonqualified stock option shall be at least 100% (and in the case of an incentive stock option granted to a more than 10% stockholder, 110%) of the fair market value of the Common Stock subject to the option on the date the option is granted. The Compensation Committee will determine, in its sole discretion, the terms of each option. Options may not be exercisable for more than ten years from the date they are granted (five years in the case of an incentive stock option granted to a more than 10% stockholder).

Acceptable consideration for the purchase of the Common Stock issued upon the exercise of a stock option will include cash, check, cash equivalent and/or shares of the Common Stock (or attestation thereof), and the Compensation Committee may permit other forms of consideration, including (1) a broker-assisted cashless exercise or (2) a reduction of the number of shares deliverable upon exercise. Any fractional amounts will be settled in cash.

Unless otherwise determined by the Compensation Committee in the award agreement or otherwise, unvested options will terminate upon the termination of employment or service of a participant and vested options will remain exercisable for one year following the participant’s termination of employment or service by reason of the participant’s death or disability and ninety days after the participant’s termination for any other reason other than for cause (as defined in the Amended and Restated 2018 LTIP). Vested options also will terminate upon the participant’s termination for cause.

Stock Appreciation Rights/SARs

The Compensation Committee may, in its discretion, grant SARs to participants. Generally, SARs permit a participant to exercise the right and receive a payment equal to the value of the Common Stock’s appreciation over a period of time in excess of the fair market value of a share of the Common Stock on the date of grant of the SAR. SARs may be granted alone or in tandem with options and may be settled in cash, stock or a combination thereof. If a SAR is granted in tandem with an option, the SAR will become exercisable and will expire according to the same vesting schedule and expiration provisions as such option. A SAR granted independent of an option will become exercisable and will expire in such manner and on such date(s) as determined by the Compensation Committee. The Compensation Committee will determine, in its sole discretion, the terms of each SAR.

Unless otherwise determined by the Compensation Committee in the award agreement or otherwise, unvested SARs will terminate upon the termination of employment or service of a participant and vested SARs will remain exercisable for one year following the participant’s termination of employment or service by reason of the participant’s death or disability and ninety days after the participant’s termination for any other reason other than for cause. Vested SARs also will terminate upon the participant’s termination for cause.

Restricted Stock and Restricted Stock Unit Awards

The Compensation Committee may, in its discretion, grant restricted stock and/or restricted stock units (a hypothetical account that is paid in the form of shares of Common Stock or cash or a combination of both) to participants. The Compensation Committee will determine, in its sole discretion, the terms of each restricted stock and restricted stock unit award. Subject to the terms of the award, the recipients of restricted stock generally will have the rights and privileges of a stockholder with respect to the restricted stock, including the right to vote the stock. Dividends, if any, that may have been withheld by the Compensation Committee and attributable to any particular share of restricted stock will be distributed to the participant in cash or shares of Common Stock upon the release of the restrictions applicable to such award. If a restricted stock award is forfeited, the participant will have no right to such dividends unless otherwise provided in the award agreement.

Upon the grant of a restricted stock award, the shares underlying the award will be registered in the name of the participant. Unless otherwise provided by the Compensation Committee in an award agreement or otherwise, restricted stock units will generally be settled in shares of Common Stock. However, the Compensation Committee will have discretion to pay restricted stock units, upon settlement, in cash, shares of Common Stock or a combination thereof.

Other Stock-Based Awards

The Compensation Committee, in its discretion, may award unrestricted shares of Common Stock, or other awards denominated in Common Stock, to participants either alone or in tandem with other awards. The Compensation Committee will determine, in its sole discretion, the terms of each other stock-based award.

Cash-Based Awards

The Compensation Committee may award cash-based awards that are denominated or payable in cash to participants, either alone or in tandem with other awards. The Compensation Committee will determine, in its sole discretion, the terms of each other cash-based award.

MIP Awards

The Compensation Committee shall make grants of restricted stock units consistent with the relevant terms of the Restructuring Support Agreement covering shares of Common Stock subject to the MIP Reserve and to the following terms (“MIP Awards”):

Sixty percent (60%) of the initial MIP Reserve was granted pursuant to MIP Awards to members of the Company’s senior management promptly following the entry into the initial 2018 Long-Term Incentive Plan (“Initial MIP Awards”). The remaining 40% of the MIP Reserve provided for in the Initial MIP Awards, along with new reserves provided for in the Amended and Restated 2018 LTIP, shall be allocated to MIP Awards based on the recommendation of the Company’s chief executive officer, subject to the approval of the Compensation Committee (the “Reserved MIP Awards”).

The Board has accelerated the vesting of all Initial MIP Awards.

Subject to a participant’s continuing employment on the applicable vesting date, the Reserved MIP Awards shall become vested in accordance with vesting criteria established by the Compensation Committee; provided, that, the Reserved MIP Awards shall become fully vested no later than December 31, 2021.

In addition to the time-based vesting of MIP Awards, and subject to a participant’s continuing employment on the applicable vesting event, 100% of a participant’s MIP Awards will vest in full on the earliest to occur of: (i) the participant’s attainment of age 64, (ii) December 31, 2020, if the participant’s employment agreement is not renewed, and (iii) the termination of the participant’s employment for any reason other than (A) a termination for Cause (as defined in the applicable executive’s employment agreement) or (B) a termination by such Executive without Good Reason (as defined in the applicable executive’s employment agreement).

MIP Awards shall be settled in shares of Common Stock promptly upon the applicable vesting date(s) and/or vesting events by issuing one share of Common Stock in settlement for each restricted stock unit, notwithstanding the foregoing, Reserved MIP Awards shall be settled on the payroll date following January 1 of a given year with respect to Reserved MIP Awards that became vested in the prior calendar year to the extent vested within 30 days after each year end during the vesting period.

In the event of the termination of a participant’s employment for cause, all MIP Awards not previously settled, shall terminate and be forfeited. In the event of the termination of a participant’s employment by a participant without Good Reason all unvested MIP Awards shall terminate and vested MIP Awards shall be settled in accordance with the applicable settlement provisions.

Adjustments in Capitalization

In general, in the event of (1) any dividend (other than regular cash dividends) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, or other similar corporate transaction or event (including, without limitation, a “change in control” (as defined in the Amended and Restated 2018 LTIP)) that affects the shares of the Common Stock, (2) unusual or nonrecurring events (including, without limitation, a “change in control”) affecting the Company, any of the Company’s subsidiaries, or the Company’s or any of the Company’s subsidiaries’ financial statements, or (3) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, necessary or appropriate equitable adjustments (as determined by the Compensation Committee) will be made, including to the number of shares of the Common Stock or other of the Company’s securities (or number and kind of other securities or other property) that may be delivered in respect of awards or with respect to which awards may be granted under the Amended and Restated 2018 LTIP or any other limit applicable under the Amended and Restated 2018 LTIP with respect to the number of awards which may be granted under the Amended and Restated 2018 LTIP, and the terms of any outstanding award, including the number of shares of Common Stock or other of the Company’s securities (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, the exercise or strike price with respect to any award or any applicable performance measures. In addition, the Compensation Committee may provide for a substitution or assumption of awards, the acceleration of the exercisability of, lapse of restrictions on, or termination of, awards or provide for a period of time for exercise prior to the occurrence of such event or cancel any award and cause a payment (in cash, shares of Common Stock, other securities, other property or any combination thereof) to be made to the award holders equal to the value of such awards, if any, as determined by the Compensation Committee.

Change in Control

In the event of a “change in control,” the Compensation Committee may (1) provide that all options and SARs will become immediately exercisable as of a time prior to the “change in control,” (2) provide that any restricted period imposed upon awards will expire as of a time prior to the “change in control,” (3) provide that any performance periods in effect on the date of the “change in control” shall end, the extent to which performance goals have been met with respect to each such performance period will be determined, and participants will receive payment of awards for such performance periods, based upon the determination of the degree of attainment of the performance goals, the assumption that the applicable “target” levels of performance have been attained or on such other basis determined by the Compensation Committee, and (4) cause any deferred awards to be settled as soon as practicable.

Section 409A

The Amended and Restated 2018 LTIP and the awards that may be granted thereunder are intended to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and shall be administered, construed and interpreted in accordance with such intent; provided, that, neither the Company, any affiliates, the Board the Compensation Committee nor any other party guarantees such compliance or exemption and no such party shall have any liability to any participant if an award intended to comply with or be exempt from Section 409A of the Code does not comply or is not exempt from Section 409A of the Code as intended.

Transferability

Awards will generally not be transferable, but all awards will be transferable upon the participant’s death by will or the laws of descent and distribution. The Compensation Committee may permit awards, other than incentive stock options, to be transferred to the participant’s family members, a trust solely for the benefit of the participant or his or her family members, a partnership or limited liability company whose only partners or stockholders are the participant or his or her family members, or any other transferee as may be approved by the Board or the Compensation Committee. Designating a beneficiary will not be considered a transfer.

Clawback/Repayment

All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time, and (2) applicable law.

Award Agreements

The terms and conditions of awards under the Amended and Restated 2018 LTIP will be outlined in a written award agreement between the Company and the participant.

Other than as set forth above, it is not presently possible to determine the benefits or amounts that will be received by the Company’s named executive officers or its other employees pursuant to the Amended and Restated 2018 LTIP in the future, nor is it possible to determine the dollar value of the awards.

The summary of the Amended and Restated 2018 LTIP set forth in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated 2018 LTIP, a form of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described above, on August 14, 2018, the Consenting Stockholders executed the Consent to (1) amend the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) (a) to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Share Increase”) and (b) to effect a reverse stock split of the Common Stock at a ratio of 1 for 20 (the “Reverse Stock Split”); (2) authorize the issuance (the “Convertible Notes Issuance”) of secured convertible notes (the “Convertible Notes”) that would be convertible into shares of Common Stock; (3) authorize the issuance (the “Share Issuance”) of a number of shares of Common Stock in an amount exceeding 20% of the currently outstanding shares of Common Stock, on a fully diluted basis after giving effect to the dilution from full conversion of the Convertible Notes; and (4) approve the Company’s Amended and Restated 2018 LTIP.

The Charter Amendment reflecting the Reverse Stock Split and Share Increase, the Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP were approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.12 of the Company’s Bylaws, which permit any action that may be taken at a meeting of the Company’s stockholders to be taken by written consent by the holders of the number of shares of Common Stock required to approve the action at a meeting at which all shares entitled to vote were present and voted. All necessary corporate approvals in connection with the adoption of the Charter Amendment reflecting the Reverse Stock Split and Share Increase, the Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP have been obtained.

The Consenting Stockholders who executed the Consent collectively beneficially owned 10,842,512 shares of the outstanding Common Stock as of August 14, 2018. As of such date, there were 20,903,243 shares of the Common Stock outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Pursuant to rules adopted by the Commission, a preliminary Information Statement on Schedule 14C (the “Information Statement”) has been filed with the Commission and a definitive Information Statement will be sent to stockholders who did not execute the Consent approving the Charter Amendment reflecting the Reverse Stock Split and Share Increase, Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP. The Amended and Restated 2018 LTIP will become effective twenty calendar days following the date that the definitive Information Statement is sent, and the Charter Amendment will be filed and become effective twenty calendar days following the date that the definitive Information Statement is sent, or as soon thereafter as is reasonably practicable.

The Amended and Restated 2018 LTIP is described under Item 5.02. The Company will file a description of the Charter Amendment reflecting the Reverse Stock Split and Share Increase on a subsequent Current Report on Form 8-K, upon the effectiveness of the Charter Amendment. The Company will file descriptions of the Convertible Notes Issuance and Share Issuance upon the commencement of the offering and sale of the Convertible Notes Issuance.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Amended and Restated 2018 Long-Term Incentive Plan, adopted by the Board of Directors on August 9, 2018 and by Consenting Common Stockholders on August 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2018	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary